Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE - 9/24/18

Equity Bancshares, Inc. Expands Oklahoma Footprint,

Agrees to Acquire MidFirst Bank Offices in Guymon and Cordell

Equity entered Guymon earlier in 2018, adds three Oklahoma bank locations

WICHITA, Kansas (September 24, 2018) – Equity Bancshares, Inc. (NASDAQ: EQBK) (“Equity” or the “Company”), parent company of Equity Bank, announced it has entered into a definitive purchase and assumption agreement to acquire the assets and assume the deposits of two bank locations in Guymon, Oklahoma, and one bank location in Cordell, Oklahoma from MidFirst Bank, (“MidFirst”), a subsidiary of Midland Financial Co. (“Midland”) of Oklahoma City, Oklahoma. Equity anticipates closing the acquisition in the first quarter of 2019.

The announcement occurs after Equity’s recent entry into Guymon, acquiring City Bank and Trust (“CBT”) from parent company Docking National Bancshares, Inc., of Arkansas City, Kansas. Equity completed the merger with CBT on August 23, 2018, with the platform conversion scheduled to conclude in October. The additional bank locations in Guymon and Cordell provide additional market presence for Equity in its Southwest and Oklahoma regions. Equity merged with Kansas Bank Corporation (“KBC”) in May 2018, adding bank locations in Liberal and Hugoton, Kansas, and previously expanded into Oklahoma through mergers with Cache Holdings, Inc. and Eastman National Bancshares, Inc. in November 2017. The MidFirst bank location acquisitions will mark 19 business combinations for Equity since 2003, and nine since the Company’s initial public offering in November 2015.

“We remain committed to our core strategy of supporting customers and businesses in thriving communities like Guymon and Cordell, Oklahoma. Along with a talented team at our recently acquired CBT Guymon location, the MidFirst bank locations and team allow us to provide additional service to the Oklahoma Panhandle and western Oklahoma regions,” said Brad Elliott, Chairman and CEO of Equity. “Our focus as a company includes the continued addition of stable, core deposit markets in diverse communities, with a track record of commitment to local customers and local decision making, while ensuring a cultural fit. Our recent addition of teams in Liberal and Hugoton, Kansas and Guymon, Oklahoma, have provided strong local leadership and a spirit of cooperation to our growing company team.”

After completion of the CBT merger on August 23, 2018, Equity, including its Guymon market, had approximately $3.9 billion in consolidated total assets, including $2.5 billion in loans and $2.8 billion in deposits. The three MidFirst bank locations in Guymon and Cordell will add approximately $100 million in deposits and $7 million in loans to Equity’s footprint. MidFirst ranks fourth in reported deposit market share in Texas County, Oklahoma, and fourth in Washita County, Oklahoma according to June 2018 data from the FDIC.

Equity’s combined Guymon and Cordell market is expected to include approximately $225 million in deposits and will continue to rank No. 1 in market share in Texas County, Oklahoma. Equity’s pro forma franchise of 52 full-service bank locations, following the addition of the three MidFirst bank locations, is expected to have approximately $3.9 billion in total assets with $2.9 billion in deposits.

MidFirst Bank, Guymon and Cordell, Oklahoma

“We’re proud to find a partner in Equity dedicated to continuing our 30 years of service to the Guymon and Cordell communities. MidFirst is committed to the banking needs of all our Oklahoma customers, and we’re pleased that Equity Bank will continue to serve Guymon and Cordell customers with local community banking and exceptional products and service,” said Stephen Ellis, EVP Personal Banking of MidFirst.

MidFirst bank locations in Guymon are located at 1754 North Academy Street and inside Walmart at 2602 N. Highway 64. The MidFirst bank location in Cordell is located at 110 E. 1st Street. MidFirst acquired the 1754 N. Academy Street and Cordell bank locations in 1986, and opened the Walmart bank location in 2007.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 9/24/18

Pursuant to the terms of the Branch Purchase and Assumption Agreement, between Equity Bank and MidFirst, Equity will acquire certain loans and other branch-related assets and assume certain deposit and other liabilities associated with the MidFirst branches. Equity Bank will pay a deposit premium of 6% subject to certain adjustments and limitations. The deposit premium will be based on the average aggregate daily closing balance of the deposits for the 15 business days prior to the closing date of the transaction.

Equity was advised by Sandler O’Neill + Partners, L.P., and was represented by Norton Rose Fulbright US LLP as legal counsel.

MidFirst was advised by Stephens Inc. and was represented by Hunton Andrews Kurth LLP as legal counsel.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the parent company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services. After the completion of the CBT merger on August 23, 2018, Equity had approximately $3.9 billion in consolidated total assets, with 49 full service locations in Kansas, Missouri, Arkansas and Oklahoma, including corporate offices in Wichita. Learn more at www.equitybank.com.

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.”

About MidFirst Bank

With more than $15 billion in assets, Oklahoma City-based MidFirst Bank ranks as one of the largest privately owned banks in the country. MidFirst Bank has banking centers in Oklahoma, Arizona, California, Colorado, and Texas, and provides commercial lending, wealth management, private banking and mortgage servicing nationally.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2018 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from

EQUITY BANCSHARES, INC.

PRESS RELEASE - 9/24/18

what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Media Contacts:

John J. Hanley

SVP, Director of Marketing

Equity Bancshares, Inc.

(816) 505-4063

jhanley@equitybank.com

Grant Griswold

First Vice President, Director of Media Relations

MidFirst Bank

(405) 767-7459

grant.griswold@midfirst.com

Investor Contact:

Jacob Willis

Investor Relations Officer

Equity Bancshares, Inc.

(316) 779-1675

jwillis@equitybank.com